UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE  68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2007 - December 31, 2007

Item 1. Report to Stockholders.

Forty-Fifth

Annual Shareholder Report

2007

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

Contents of Report

Pages 1 - 3	Shareholder Letter

Exhibit 1	Selected Historical Financial Information
Page 4

Exhibit 2	Portfolio Transactions During the Period From January 1, 2007
Pages 5 - 6	through December 31, 2007

Page 7	Expense Example

Page 8	Allocation of Portfolio Holdings

Pages 9 - 20	Financial Statements and Report of Independent Registered
Public Accounting Firm

Pages 21 - 22	Investment Advisory Agreement Disclosure

MD&A 1 - 6	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with lower price-to-book ratios and lower forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers U.S. Aggregate Index covers the U.S. Dollar-denominated, investment grade, fixed rate, taxable bond market of SEC-registered securities.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. A basis point is a unit that is equal to 0.01% and is used to denote the change in a financial instrument.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

This report must be preceded or accompanied by a Prospectus.

Quasar Distributors, LLC, Distributor (2/08)

Bridges Investment Fund, Inc.

256 DURHAM PLAZA
8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

January 7, 2008

Dear Shareholder:

Results

In 2007, Bridges Investment Fund, Inc. (BIF) had a total return of 4.72% based on a year-end 2006 net asset value of $35.42 per share and a 2007 net asset value of $34.28 per share along with capital gains of $2.5735 per share and net investment income of $0.2364 per share. Assuming a shareholder owned the Fund or an entire year and reinvested dividends on the payable dates, the compound total return for the year was 4.72%, as well.

The total returns for the Fund over the past five years are summarized in the table below. This table includes comparable measurements for the Russell 1000 Growth Index and the Standard & Poor’s 500 (S&P 500) Stock Index. Because the Fund also owns fixed income securities, the total returns for the Lehman Brothers U.S. Aggregate Index are also included in the table below:

		Yr. Over Yr. % Returns			Yr. End Asset Allocation
				Lehman Bros.
		Russell 1000		U.S. Aggregate		%	%
Year	BIF	Growth	S&P 500	Index	Year	Equities	Fixed
2007	4.72	11.81	5.49	6.97	2007	89.1	10.9
2006	1.96	9.07	15.79	4.33	2006	93.0	7.0
2005	5.99	5.26	4.91	2.43	2005	94.1	5.9
2004	8.36	6.30	10.87	4.34	2004	90.4	9.6
2003	35.83	29.75	28.63	4.10	2003	90.6	9.4

				Russell 1000		Lehman Bros.
As of 12/31/07			BIF	Growth	S&P 500	Agg. Index
Three year compound % annual total return:			4.21	8.68	8.62	4.56
Five year compound % annual total return:			10.75	12.11	12.83	4.42
Ten year compound % annual total return:			4.40	3.83	5.91	5.97

Performance data stated above in the cover letter of this report represents past performance. Past performance does not guarantee future results. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

The following table summarizes the performance of the Fund’s largest ten common stock holdings at year end 2007:

		(2007 Results of the Fund’s Top Ten Common Stocks)

		12/31/2007%		% of	Tot Rtn	Tot Rtn	EPS	EPS			EPS LT
No. of		Market	of	Total	% Chg	% Chg	5 YR Hist	% Chg	P/E	P/E	Future
Shares	Company Name	Value	Equities	Assets	QTD	12 Mos	Gr Rate	07 VS 06	2007	2008	Gr Rate
16,000	Goldman Sachs	$3,440,800	5.0%	4.4%	-1%	9%	44%	26%	8.6	9.7	13%
60,000	Best Buy	3,159,000	4.6%	4.1%	15%	8%	19%	22%	18.9	16.6	15%
40,000	Anadarko Petroleum	2,627,600	3.8%	3.4%	22%	52%	24%	-39%	18.4	19.0	8%
53,500	Capital One	2,528,410	3.7%	3.3%	-29%	-38%	11%	-37%	9.7	6.9	11%
25,000	Chevron	2,333,250	3.4%	3.0%	0%	30%	27%	6%	11.1	10.2	7%
30,000	Express Scripts	2,190,000	3.2%	2.8%	31%	104%	28%	41%	31.5	25.5	18%
20,000	Apache	2,150,800	3.1%	2.8%	20%	63%	26%	5%	13.8	11.5	9%
10,000	Apple	1,980,800	2.9%	2.6%	29%	134%	286%	74%	50.3	39.2	20%
50,000	Qualcomm	1,967,500	2.9%	2.5%	-7%	6%	23%	23%	19.6	18.5	22%
25,000	Pepsico	1,897,500	2.8%	2.5%	4%	24%	13%	13%	22.5	20.3	11%
		$24,275,660	35.2%	31.4%

Total Equities		$68,978,647		89.1%
Total Net Assets		$77,416,617

Shareholder Letter	-2-	January 7, 2008

Past performance is no guarantee of future results.

(1)    Earnings per share (EPS)
Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.
The sources of earnings per share for these calculations were actual numbers when available, and estimates in all other instances, from BASELINE Financial Services.

(2)    Price to Earnings (P/E) Ratio
The Price to Earnings Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share.

Review of 2007 and Outlook for 2008

In 2007, equity markets showed modestly positive returns in a year that was notable for a significant increase in volatility.

Corporate earnings showed year over year improvement, but began to show signs of slowing in the second half of the year. Fallout from the subprime mortgage debacle was the primary source of the stock market’s greater than normal volatility. The financial services sector was under extreme pressure in the second half of the year and valuation levels fell to multi-year lows as investors worried about the effects on the economy of rising mortgage defaults, falling housing prices, and worsening consumer credit quality.

The market’s instability was also driven by persistently higher oil prices and a steady weakening of the dollar throughout the year relative to other major currencies.

Against this backdrop, 2007 saw considerable changes in terms of investor focus relative to the 2004-2006 time frame. For the first time since 2000, “growth” outperformed “value”, and larger companies did better than small companies. After chasing relatively riskier securities for several years, the market’s much higher levels of volatility in 2007 drove investors to reconsider their appetite for risk, and as the year unfolded, the market began to pay a higher premium for companies with relatively more consistent earnings growth characteristics and stronger balance sheets and business franchises. This shift benefitted the Fund’s performance which improved as the year wore on.

The best performing sectors during 2007 were energy and technology. The weakest areas were financial services and consumer discretionary.

The Fund’s best performing stocks during 2007 included Anadarko Petroleum , Apache, Apple, Chesapeake Energy, Chevron, Express Scripts, Garmin, Google, MasterCard, Pepsico, Smith International, Stryker, and Teva Pharmaceutical. The Fund’s biggest laggards included Capital One (which cost the Fund about 200 basis points of performance), D.R. Horton, and Fedex.

We made more changes to the Fund’s portfolio in 2007 than usual. During the first half of the year, we sold a number of positions in companies that we had held for some period of time either because valuations had reached very high levels, or where future earnings growth had become less assured.

We initiated positions in companies where we believe future earnings growth rates will be higher than for the companies we sold, and where current valuations are attractive relative to the growth we expect from the new holdings going forward.

New positions established in the Fund in 2007 included Alcon, Allegheny Technologies, American Capital Strategies, American Express, Apple, Autodesk, Boeing, Franklin Resources, Garmin, Gilead Sciences, Harris Corp., Google, Johnson Controls, MasterCard, MEMC Electronic Materials, Moody’s, Nokia, Roper Industries, Smith International, T Rowe Price, Transocean, and Union Pacific.

Positions eliminated during 2007 included Amgen, Carnival, Comcast, Expeditors Int’l, First Data, Harrah’s, Home Depot, Illinois Tool Works, Kraft, Legg Mason, Microsoft, Nabors, Nelnet, O’Reilly Automotive, Omnicare, SLM, Vulcan Materials, Wal-Mart, and Western Union.

Despite the considerable uptick in equity market volatility in 2007, we remain constructive on the outlook for stocks generally and our portfolio specifically.

Shareholder Letter	-3-	January 7, 2008

The broad equity market, as defined by the S&P 500, ended 2007 at 1468, roughly 15x consensus earnings estimates of $98 per share. The 10 year treasury note ended the year at 4.02%, down from 4.70% at year end 2006. Historically, stock prices have tended to do well over the 3 to 5 year periods following times when the market has been so modestly valued (15x earnings) and when interest rates are relatively low (under 5%).

We believe the Fund’s portfolio is very attractively valued looking out over the next several years. At present, the Fund’s portfolio trades at 15.5x estimated 2008 earnings, and has a projected long term earnings growth rate of 15% annually. This compares favorably with the S&P 500’s 15.0x P/E and its consensus long term earnings growth rate of 6-8%.

We expect a continuation of the volatile stock market environment in 2008, as investors grapple with a wide range of risks and uncertainties, including the slowing of the economy and corporate earnings growth, high energy prices, credit problems in the consumer sector, bond market turmoil stemming from the sub-prime mortgage morass, continued dollar weakness, and the upcoming elections. That said, there are positives for equity investors. Valuations appear to be reasonable, even in view of the foregoing risks, interest rates are low, and corporate balance sheets are generally in good shape.

Despite the risks outlined above, we believe the Fund’s portfolio is well positioned for the long term. Our companies have strong balance sheets, long track records of generating above average financial performance for shareholders, attractive valuation characteristics, and good prospects for growing their business value in the future. We will continue to focus on owning those companies with the best combination of strong business franchises, good growth prospects and attractive valuation metrics, and we anticipate using interim periods of market weakness to upgrade the portfolio’s quality and exposure to companies that can show good earnings growth in a challenging economic environment.

We appreciate your investment in the Fund and welcome any questions you may have about the portfolio.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

-4-	January 7, 2008

Exhibit 1

  BRIDGES INVESTMENT FUND, INC.

  SELECTED HISTORICAL FINANCIAL INFORMATION

Year End Statistics

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share

07-01-63	$109,000	10,900	$10.00	$–	$–
12-31-63	159,187	15,510	10.13	.07	–
12-31-64	369,149	33,643	10.97	.28	–
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	–
12-31-67	850,119	64,427	13.20	.295	–
12-31-68	1,103,734	74,502	14.81	.315	–
12-31-69	1,085,186	84,807	12.80	.36	–
12-31-70	1,054,162	90,941	11.59	.37	–
12-31-71	1,236,601	93,285	13.26	.37	–
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	–
12-31-75	1,056,439	111,619	9.46	.35	–
12-31-76	1,402,661	124,264	11.29	.38	–
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	–
12-31-02	45,854,541	1,989,769	23.05	.20	–
12-31-03	62,586,435	2,016,560	31.04	.24	–
12-31-04	74,281,648	2,230,038	33.31	.305	–
12-31-05	80,715,484	2,305,765	35.01	.2798	–
12-31-06	82,754,479	2,336,366	35.42	.2695	–
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735

 Exhibit 2

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
 DURING THE PERIOD FROM
JULY 1, 2007 THROUGH DECEMBER 31, 2007

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Adobe Systems, Inc.	1,000	13,000
Alcon, Inc.	1,000	6,000
Allegheny Technologies, Inc.	2,000	12,000
American Capital Strategies, Ltd.	10,000	10,000
American Express Company	18,000	18,000
Apple, Inc.	2,500	12,500
Caterpillars, Inc.	7,000	22,000
Chesapeake Energy Corp.	3,000	48,000
Cisco Systems, Inc.	15,000	65,000
CME Group, Inc.	500	2,000
[1] Cognizant Technology Solutions Corp.	10,000	10,000
Dell, Inc.	15,000	15,000
Express Scripts, Inc.	6,000	30,000
General Electric Co.	15,000	15,000
Gilead Sciences, Inc.	7,000	27,000
Goldman Sachs Groups. Inc.	4,000	19,000
Google, Inc.	2,000	2,000
Harris Corp.	15,000	15,000
[2] Johnson Controls, Inc.	28,000	38,000
Kohl’s Corp.	5,000	5,000
Mastercard Incorporated.	8,000	8,000
MEMC Electronic Materials, Inc.	10,000	10,000
Moody’s Corp.	20,000	20,000
Nokia Corp.	15,000	15,000
Roper Industries, Inc.	3,000	15,000
Strayer Education, Inc.	3,000	3,000
Stryker Corp.	2,000	17,000
Transocean, Inc.	10,000	10,000

[1] Received 5,000 shares in 2 for 1 stock split on 10/17/2007
[2] Received 24,000 shares in 3 for 1 stock split on 10/03/2007

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2007 THROUGH DECEMBER 31, 2007

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Adobe Systems, Inc.	13,000	—
Allegheny Technologies, Inc.	12,000	—
Altria Group, Inc.	30,000	10,000
American Express Company	8,000	10,000
American International Group, Inc.	5,300	16,700
Amgen, Inc.	20,000	—
Apple, Inc.	2,500	10,000
Caterpillar, Inc.	22,000	—
Chesapeake Energy Corp.	10,000	38,000
Citigroup, Inc.	20,000	—
Cognizant Technology Solutions Corp.	10,000	—
Dell, Inc.	15,000	—
Expeditors International Washington, Inc.	14,000	—
Fair Isaac Corp.	18,000	—
FedEx Corp.	12,000	15,000
Fiserv. Inc.	20,000	—
Formfactor, Inc.	7,000	—
Garmin Ltd.	3,000	9,000
General Electric Co.	15,000	—
Goldman Sachs Group, Inc.	3,000	16,000
Harris Corp.	5,000	10,000
Harris Preferred Capital Corp. 7.375% Series A Pfd	10,000	—
Home Depot, Inc.	35,000	—
Horton (D.R.), Inc.	30,000	40,000
Johnson & Johnson, Inc.	20,000	—
Kohl’s Corp.	5,000	—
Kraft Foods, Inc. 6.250% due 06/01/2012	250,000	—
Lowe’s Cos, Inc.	5,000	45,000
Marriott International, Inc. 7.875% due 09/15/2009	250,000	—
Medtronic, Inc.	25,000	—
Microsoft Corp.	30,000	—
Moody’s Corp.	5,000	15,000
Nabors Industries Ltd.	25,000	—
Nucor Corp.	10,000	—
O’Reilly Automotive, Inc.	30,000	—
QUALCOMM. Inc.	5,000	50,000
State Street Corp.	5,000	10,000
Stryker Corp.	5,000	12,000
[3] Transocean, Inc.	3,004	6,996
Vulcan Materials Co.	8,996	—
Western Union Co.	40,000	—
Zimmer Holdings, Inc.	2,000	23,000
Various Issues of Commercial Paper Notes Maturing
During the Six Months Ended December 31, 2007	500M	—
3 As a result of a merger among Transocean, GlobalSantaFe and Transocean Worldwid Inc., received cash at a rate of $33.03 for 3,004 shares of original position.

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2007 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2007 through December 31, 2007).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2007 –
	July 1, 2007	December 31, 2007	December 31, 2007

Actual	$1,000.00	$1,005.40	$4.10
Hypothetical (5% return before expenses)	1,000.00	1,021.11	4.14

* Expenses are equal to the Fund’s annualized expense ratio of 0.81%, mutiplied by the average account value over the period, muliplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

DECEMBER 31, 2007 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$68,978,647
Corporate Bonds	2,866,653
U.S. Treasury Obligations	376,570
Short Term Investments	6,067,297
Total	$78,289,167

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

	Number
Title of Security	of Shares	Cost	Value

COMMON STOCKS – 89.10%

Aerospace & Defense – 1.24%
Boeing Co.	11,000	$1,018,518	$962,060

Air Freight & Logistics – 1.73%
FedEx Corp.	15,000	$1,136,870	$1,337,550

Auto Components – 1.77%
Johnson Controls, Inc.	38,000	$1,265,361	$1,369,520

Beverages – 2.45%
PepsiCo, Inc.	25,000	$698,139	$1,897,500

Biotechnology – 1.60%
Gilead Sciences, Inc.(a)	27,000	$1,084,955	$1,242,270

Capital Markets – 8.14%
American Capital Strategies Ltd.	10,000	$375,304	$329,600
Franklin Resources, Inc.	6,000	771,539	686,580
The Goldman Sachs Group, Inc.	16,000	2,297,010	3,440,800
State Street Corp.	10,000	41,578	812,000
T. Rowe Price Group, Inc.	17,000	824,908	1,034,960
		$4,310,339	$6,303,940

Commercial Banks – 1.95%
Wells Fargo & Co.	50,000	$1,122,293	$1,509,500

Commercial Services & Supplies – 0.66%
Strayer Education, Inc.	3,000	$511,057	$511,740

Communications Equipment – 6.37%
Cisco Systems, Inc.(a)	65,000	$996,010	$1,759,550
Harris Corp.	10,000	575,804	626,800
Nokia OYJ - ADR	15,000	558,472	575,850
QUALCOMM, Inc.	50,000	1,905,420	1,967,500
		$4,035,706	$4,929,700

Computers & Peripherals – 2.56%
Apple Computer, Inc.(a)	10,000	$1,217,443	$1,980,800

Consumer Electronics – 1.13%
Garmin Ltd.	9,000	$511,538	$873,000

Consumer Finance – 3.94%
American Express Co.	10,000	$621,621	$520,200
Capital One Financial Corp.	53,500	1,935,422	2,528,410
		$2,557,043	$3,048,610

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

(Continued)

DECEMBER 31, 2007

	Number
Title of Security	of Shares	Cost	Value

COMMON STOCKS (Continued)

Depository Institutions – 1.57%
First National of Nebraska, Inc.	225	$387,969	$1,215,000

Diversified Financial Services – 2.46%
CME Group, Inc.	2,000	$1,137,888	$1,372,000
Moody’s Corp.	15,000	692,219	535,500
		$1,830,107	$1,907,500

Electrical Equipment – 1.21%
Roper Industries, Inc.	15,000	$863,440	$938,100

Energy Equipment & Services – 3.01%
Smith International, Inc.	18,000	$907,371	$1,329,300
Transocean, Inc.(a)	6,996	779,068	1,001,477
		$1,686,439	$2,330,777

Health Care Equipment & Supplies – 3.12%
Stryker Corp.	12,000	$568,473	$896,640
Zimmer Holdings, Inc.(a)	23,000	1,489,672	1,521,450
		$2,058,145	$2,418,090

Health Care Providers & Services – 4.76%
Express Scripts, Inc.(a)	30,000	$1,048,045	$2,190,000
Wellpoint, Inc.(a)	17,000	1,188,129	1,491,410
		$2,236,174	$3,681,410

Household Durables – 0.68%
D.R. Horton, Inc.	40,000	$407,704	$526,800

Insurance – 3.40%
American International Group, Inc.	16,700	$857,885	$973,610
Berkshire Hathaway, Inc.(a)	350	492,609	1,657,600
		$1,350,494	$2,631,210

Internet & Catalog Retail – 1.50%
eBay, Inc.(a)	35,000	$740,676	$1,161,650

Internet Software & Services – 1.79%
Google, Inc.(a)	2,000	$1,078,110	$1,382,960

IT Services – 2.22%
Mastercard, Inc.	8,000	$1,349,632	$1,721,600

Media – 0.68%
The McGraw-Hill Companies, Inc.	12,000	$521,174	$525,720

Multiline Retail – 1.61%
Target Corp.	25,000	$587,011	$1,250,000

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2007

	Number
Title of Security	of Shares	Cost	Value

COMMON STOCKS (Continued)

Oil & Gas – 7.72%
Apache Corp.	20,000	$1,394,516	$2,150,800
Chesapeake Energy Corp.	38,000	1,192,074	1,489,600
ChevronTexaco Corp.	25,000	804,047	2,333,250
		$3,390,637	$5,973,650

Oil, Gas & Consumable Fuels – 4.81%
Anadarko Petroleum Corp.	40,000	$1,349,605	$2,627,600
BP, PLC - ADR	15,000	368,832	1,097,550
		$1,718,437	$3,725,150

Pharmaceuticals – 4.27%
Alcon, Inc.	6,000	$843,898	$858,240
Allergan, Inc.	20,000	782,197	1,284,800
Teva Pharmaceutical Industries, Ltd. - ADR	25,000	667,699	1,162,000
		$2,293,794	$3,305,040

Road & Rail – 1.62%
Union Pacific Corp.	10,000	$1,072,652	$1,256,200

Semiconductor & Semiconductor Equipment – 1.14%
MEMC Electronic Materials, Inc.(a)	10,000	$633,499	$884,900

Software – 1.61%
Autodesk, Inc.(a)	25,000	$1,058,249	$1,244,000

Specialty Retail – 5.40%
Best Buy Co, Inc.	60,000	$1,650,230	$3,159,000
Lowe’s Cos, Inc.	45,000	1,263,491	1,017,900
		$2,913,721	$4,176,900

Tobacco – 0.98%
Altria Group, Inc.	10,000	$410,754	$755,800

TOTAL COMMON STOCKS (Cost $48,058,080)		$48,058,080	$68,978,647

	Principal
	Amount
CORPORATE BONDS – 3.70%

Consumer Finance – 0.42%
Ford Motor Credit Co. 7.875%, 06/15/2010	$350,000	$344,555	$322,933

Depository Institutions – 0.35%
First National Bank Of Omaha 7.320%, 12/01/2010	250,000	$255,601	$267,992

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2007

	Principal
Title of Security	Amount	Cost	Value

CORPORATE BONDS (Continued)

Diversifed Financial Services – 0.35%
MBNA Corporation Senior Note 7.500%, 03/15/2012	$250,000	$259,194	$272,680

Diversified Telecommunication Services – 0.66%
Level 3 Communications, Inc. 11.500%, 03/01/2010	500,000	$466,590	$513,050

Electric Utilities – 0.37%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$272,506	$288,009

Health Care Providers & Services – 0.34%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$254,478	$262,577

Multiline Retail – 0.50%
Dillard Department Stores, Inc. 7.850%, 10/01/2012	150,000	$150,536	$143,063
JCPenney Co., Inc. 7.400%, 04/01/2037	250,000	263,241	248,183
		$413,777	$391,246

Semiconductor & Semiconductor Equipment – 0.37%
Applied Materials, Inc. 7.125%, 10/15/2017	250,000	$254,839	$284,251

Tobacco – 0.34%
Reynolds American, Inc. 7.250%, 06/01/2012	250,000	$255,936	$263,915

TOTAL CORPORATE BONDS (Cost $2,777,476)		$2,777,476	$2,866,653

U.S. TREASURY OBLIGATIONS – 0.49%

United States Treasury Bond – 0.49%
7.500%, 11/15/2016	300,000	$305,142	$376,570

TOTAL U.S. TREASURY OBLIGATIONS (Cost $305,142)		$305,142	$376,570

SHORT TERM INVESTMENTS – 7.84%

Mutual Funds – 7.84%
SEI Daily Income Trust Treasury Fund 4.77%	6,067,297	$6,067,297	$6,067,297

TOTAL SHORT TERM INVESTMENTS (Cost $6,067,297)		$6,067,297	$6,067,297

TOTAL INVESTMENTS (Cost $57,207,995) – 101.13%		$57,207,995	$78,289,167
LIABILITIES IN EXCESS OF OTHER ASSETS – (1.13)%			(872,550)
TOTAL NET ASSETS – 100.00%			$77,416,617

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
Investments in securities, at fair value (cost: $57,207,995)	$78,289,167
Receivables
Dividends and interest	129,858
Fund shares issued	8,607

TOTAL ASSETS	$78,427,632

LIABILITIES:
Payables
Advisory fees	$99,842
Distribution to shareholders	738,086
Fund shares redeemed	83,617
Accrued expenses	89,470

TOTAL LIABILITIES	$1,011,015

TOTAL NET ASSETS	$77,416,617

NET ASSETS CONSIST OF:
Capital stock	$56,579,332
Accumulated undistributed net realized loss on investments	(243,887)
Unrealized appreciation on investments	21,081,172
TOTAL NET ASSETS	$77,416,617

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,258,350

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$34.28

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $3,001)	$876,958
Interest income	314,508

Total investment income	$1,191,466

EXPENSES:
Advisory fees	$411,662
Administration fees	41,975
Professional services	46,665
Dividend disbursing and transfer agent fees	45,446
Fund accounting fees	41,717
Taxes and licenses	1,460
Custody fees	13,870
Printing and supplies	22,310
Independent directors expenses and fees	19,565
Other	17,091

Total expenses	$661,761
NET INVESTMENT INCOME	$529,705

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	$6,531,627

Net change in unrealized appreciation on investments	(3,264,229)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	$3,267,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,797,103

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
OPERATIONS:
Net investment income	$529,705	$633,004
Net realized gain/(loss) on investments	6,531,627	997,981
Net change in unrealized appreciation on investments	(3,264,229)	(30,162)

Net increase in assets resulting from operations	$3,797,103	$1,600,823

Net equalization debits/credits:	(12,753)	(926)

Distributions to shareholders:
From net investment income	(530,553)	(633,323)
From capital gains	(5,456,730)	–

Total distributions	$(5,987,283)	$(633,323)

Capital share transactions:
Net increase/(decrease) in net assets from capital share transactions	(3,134,929)	1,072,421

Total increase in net assets	$(5,337,862)	$2,038,995

NET ASSETS:
Beginning of period	$82,754,479	$80,715,484

End of year (includes $0 and $0 of
undistributed net investment income in 2007 and 2006)	$77,416,617	$82,754,479

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

		Years Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value: Beginning of Period	$35.42	$35.01	$33.31	$31.04	$23.05

Operations:
Net Investment Income[1]	0.23	0.27	0.28	0.31	0.24
Net Realized and Unrealized Gain (Loss) on
Investment Securities	1.44	0.41	1.70	2.27	7.99
Total from Operations	$1.67	$0.68	$1.98	$2.58	$8.23

Less Distributions:
From Net Investment Income	(0.24)	(0.27)	(0.28)	(0.31)	(0.24)
From Net Realized Gains	(2.57)	–	–	–	–
Total Distributions	$(2.81)	$(0.27)	$(0.28)	$(0.31)	$(0.24)

Net Asset Value: End of Period	$34.28	$35.42	$35.01	$33.31	$31.04

Total Return	4.72%	1.96%	5.99%	8.36%	35.83%

Ratio/Supplemental Data
Net Assets at End of Period (000s omitted)	$77,417	$82,754	$80,715	$74,282	$62,586
Ratio of Expenses to Average Net Assets	0.80%	0.84%	0.85%	0.85%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.78%	0.84%	0.98%	0.91%
Portfolio Turnover Rate	39%	19%	24%	17%	26%

[1]	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investments–

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B. Federal Income Taxes–

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

C. Distribution To Shareholders–

The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D. Equalization–

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E. Use of Estimates–

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. New Accounting Pronouncements–

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation no. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 on June 29, 2007. Management of the Fund has evaluated the impact of FASB Interpretation No. 48 on the Fund’s financial statements and has determined that there is no material impact to the Fund’s net assets or results of operations.

In September 2006, the FASB released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FASB 157 and its impact in the financial statements has not yet been determined.

(2) INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (Investment Adviser) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the years ended December 31, 2006 and 2007.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services were provided by U.S. Bancorp Fund Services, LLC. The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.

(4) SECURITY TRANSACTIONS

	The cost of long-term investment purchases during the years ended December 31, was:

		2007	2006

	United States government obligations	$–	$–
	Securities	32,005,450	15,306,581
		$32,005,450	$15,306,581

	Net proceeds from sales of long-term investments during the years ended December 31, were:

		2007	2006

	United States government obligations	$–	$200,000
	Other securities	43,396,978	14,931,689
	Total Net Proceeds	$43,396,978	$15,131,689

(5)	NET ASSET VALUE

	The net asset value per share represents the effective price for all subscription and redemptions.

(6)	CAPITAL STOCK

	Shares of capital stock issued and redeemed during the years ended December 31, were as follows:

		2007	2006

	Shares sold	74,858	209,169
	Shares issued to shareholders in reinvestment of net investment income	150,657	15,732
		225,515	224,901

	Shares redeemed	(303,531)	(194,300)
	Net increase/(decrease)	(78,016)	30,601

	Value of capital stock issued and redeemed during the years ended December 31, was as follows:

		2007	2006

	Shares sold	$2,732,080	$7,268,826
	Shares issued to shareholders in reinvestment of net investment income	5,186,226	543,587
		$7,918,306	$7,812,413

	Shares redeemed	(11,053,235)	(6,739,992)
	Net increase/(decrease)	$(3,134,929)	$1,072,421

(7) DISTRIBUTIONS TO SHAREHOLDERS

On March 30, 2007, June 29, 2007, September 28, 2007 and December 31, 2007, cash distributions were declared from net investment income accrued through March 30, 2007, June 29, 2007, September 28, 2007 and December 31, 2007, respectively. These distributions were calculated as $0.065, $0.065, $0.065 and $0.04149938 per share. The dividends were paid on March 30, 2007, June 29, 2007, September 28, 2007 and December 31, 2007, to shareholders of record on March 29, 2007, June 28, 2007, September 27, 2007 and December 28, 2007. On December 21, 2007, cash distributions were declared from long-term capital gains earned in 2007. This distribution was as $2.57354 per share, paid on December 31, 2007 to shareholders of record on December 28, 2007.

(8) FEDERAL INCOME TAX INFORMATION

Income distributions during the years ended December 31, 2007 and 2006, totaled $530,553 and $633,323 and were characterized as ordinary income for tax purposes. Long term capital gain distributions during the year ended December 31, 2007 totaled $5,456,730.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2007 the undistributed net investment income increased by $13,601, accumulated losses increased by $8,334, and paid-in-capital decreased by $5,267.

As of December 31, 2007, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$57,207,995
Unrealized appreciation	$22,203,981
Unrealized depreciation	$(1,122,809)
Net unrealized appreciation	$21,081,172

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$21,081,172
Other accumulated gain/(loss)	(243,887)
Undistributed ordinary income	$–
Total accumulated capital gains	$(20,837,285)

At December 31, 2007, the Fund deferred, on a tax basis, post October losses of $243,887. The Fund has no capital loss carryovers.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Bridges Investment Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 18, 2008

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. (“BIM”) was approved by the independent members of the Board of Directors on November 20, 2007, and will be put to a vote of the Fund’s shareholders at the 2008 Annual meeting to be held on March 25, 2008.

In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and the resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of June 30, 2006) total assets of $3,428,780, no long-term debt, and total shareholders’ equity of $2,918,032, with a current ratio (current assets to current liabilities) of 4.39x, and an equity to total assets ratio of 85.1%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision. Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 95th percentile of 1,708 funds over a trailing 12-month period (as of September 30, 2007), 96th of 1,443 funds over a 3-year period, 70th of 1,206 funds over a 5-year period, and 57th of 507 funds over a 10-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (94.1% as of September 30, 2007) and bonds (5.3% as of September 30, 2007). They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (16.6 as of September 30, 2007), price/cash ratio (11.9) and price/book ratio (3.0), as well as the Fund’s turnover ratio, which at 19% for the trailing twelve months, was still well below the average turnover ratio average of 96% for a comparison group of large cap growth funds. The directors also reviewed the Fund’s expense ratio, which was 0.84% for the period ending September 30, 2007, compared to an average of 1.74% for a peer group of 1,841 funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 24 years experience with the Fund’s portfolio and, therefore, is very familiar with the Fund’s history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian M. Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The Fund’s Board of Directors reviewed in May, 2007, an annual disclosure for 2006 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

OTHER INFORMATION (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2007 can be obtained from the Fund’s website at http://www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Bridges Investment Fund, Inc. Shareholder Communication Annual Report for 2007	January 28, 2008

MANAGEMENT’S DISCUSSION AND ANALYSIS

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors as a group were paid a total of $17,825 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2007, which fees were reimbursed by the Fund in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2007. During the most recent fiscal year ended December 31, 2007, the Fund paid its investment adviser, Bridges Investment Management, Inc., $411,662 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s statement of additional information includes additional information about Fund directors and is available from the Fund’s website at http://www.bridgesfund.com, or by calling 1-800-939-8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Counsel, Inc. Those individuals who are not “interested persons” are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

N. Phillips	Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in
Dodge, Jr. Age: 71	the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication
Director	fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company)
(1983 – present)	in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

John W. Estabrook	Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska
Age: 80	Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System
Director	until his retirement on August 31, 1992.
(1979 – present)

Shareholder Communication	MD&A–2	January 28, 2008

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Jon D. Hoffmaster	From 1987 to 1998, Mr. Hoffmaster was employed by InfoUSA, where he served as President and Chief Operating Officer,
Age: 59	Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and
Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster has been determined to be an “audit
Director	committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by
(1993 – present)	the Fund’s Board of Directors. Mr. Hoffmaster serves as the Chairman of the Audit Committee. Since June 1, 2003,
Mr. Hoffmaster has been the President of W.F. Enterprises, LLC, a recreational vehicle company.

John J. Koraleski	Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of
Age: 57	the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the
Chairman	Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities
(2005 – present)	for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad’s Operating Committee.
Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial Officer, and Controller
Director	of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and
(1995 – present)	Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Adam M. Koslosky	Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is
Age: 51	a bronze bearing manufacturer located in Omaha, Nebraska. Mr. Koslosky commenced his career with Magnolia Metal
Corporation in 1978. Mr. Koslosky also is a general partner of Mack Investments, Ltd., a privately held investment company
Director	located in Omaha, Nebraska. He has been a Director of Nebraska Methodist Hospital Foundation since 1993. Mr. Koslosky
(2007 – present)	has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

Gary L. Petersen	Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced
Age: 64	employment with the company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen
Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand
Director	names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and
(1987 – present)	Nominating Committee.

L.B. Thomas	Mr. Thomas retired in October, 1996, from ConAgra, Inc. headquartered in Omaha, Nebraska. He retired as Senior Vice
Age: 71	President, Risk Officer and Corporate Secretary. ConAgra had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was also a member of ConAgra’s
Director	Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named
(1992 – present)	Assistant Treasurer in 1966, Vice President, Finance in 1969, Vice President, Finance and Treasurer in 1974, added the
Corporate Secretary responsibility in 1982, and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier
Corp. located in Omaha, Nebraska and a member of the Nebraska Methodist Health System Board of Directors.

John K. Wilson	Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company
Age: 53	headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983.
Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-
Director	Finance. Mr. Wilson currently serves on the Advisory Board – U.S. Bank National Association, Omaha, Nebraska and as a
(1999 – present)	director of MDU Resources Group, Inc. headquartered in Bismarck, North Dakota. Mr. Wilson has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

Shareholder Communication	MD&A–3	January 28, 2008

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated
October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Edson L. Bridges III, CFA	Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since
Age: 49 (1)	August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than nine years. Mr. Bridges
President	was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio
(1997 – present)	Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on
April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February,
Chief Executive Officer	1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc.
(2004 - present)	and Provident Trust Company. Since December 2000, Mr. Bridges has been President, Chief Executive Officer, and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an
Director	open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the
(1991 – present)	Audit Committee of the Stratus Fund.

Robert W. Bridges, CFA	Mr. Bridges is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital
Age: 42 (4)	Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970.
Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of
Director	capacities including client service, systems integration, and compliance before assuming his current position in 2000.
(2007 – present)	Mr. Bridges has been a Director of Bridges Investment Counsel, Inc. since December 2006. Prior to joining Sterling,
Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

Additional Officers of the Fund

Nancy K. Dodge	Ms. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment
Age: 46	Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Senior Vice President of Investor Support and Fund Services. Ms. Dodge is the person primarily
Treasurer	responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations
(1986 – present)	with shareholders, the custodian bank, transfer agent, and the auditor. Ms. Dodge is a Senior Vice President of Bridges
Investment Management, Inc., a Vice President and Director of Bridges Investor Services, Inc., and a Vice President
Chief Compliance Officer	and Trust Officer for Provident Trust Company. Ms. Dodge was appointed Chief Compliance Officer of the Fund,
(2006 – present)	as of November 21, 2006.

Brian Kirkpatrick, CFA	Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges
Age: 36	Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of
Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an
Executive Vice President	expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was
(2006 – present)	appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director
of Research and Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice
Vice President	President for Provident Trust Company.
(2000 – 2006)

Mary Ann Mason	Ms. Mason has been an employee of Bridges Investment Counsel, Inc. since June 1981 and currently is Senior
Age: 56	Vice President of Operations and Administration, Corporate Secretary and Treasurer of such entity. She is Senior
Vice President, Corporate Secretary, and Treasurer of Bridges Investment Management, Inc. and the Secretary,
Secretary	Treasurer and Director of Bridges Investor Services, Inc. Ms. Mason also acts as Vice President, Secretary and
(1987 – present)	Treasurer for Provident Trust Company.

Shareholder Communication	MD&A–4	January 28, 2008

Name, Age,	Principal Occupation(s) and Directorships*
Position with
Fund and Term of
Office

Linda Morris	Ms. Morris has been an employee of Bridges Investment Counsel, Inc. since August,1992 and Bridges Investment
Age: 41	Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Ms. Morris was elected Assistant Treasurer of the Fund in April, 1999. Ms. Morris is also Associate
Assistant Treasurer	Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.
(1999 – present)

Trinh Wu	Ms. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.
Age: 51	since February 1, 1997. Ms. Wu has functioned as the lead accountant for the day to day operation of the Fund.
Ms. Wu currently is the Senior Accountant of Bridges Investment Counsel, Inc. Prior to employment at Bridges
Controller	Investment Counsel, Inc., Ms. Wu performed operating and accounting activities for 17 years in the Estate and
(2001 – present)	Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Ms. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website,
www.bridgesfund.com,or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser, that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2007, the most recently completed fiscal year, was a positive 4.72% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through three of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-5. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2007 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-5 and MD&A-6.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks have historically averaged between 70% to 90% of total market value in the Fund’s portfolio over the last decade. This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

Shareholder Communication	MD&A–5	January 28, 2008

AVERAGE ANNUAL TOTAL RETURN
1 Year	4.72%
5 Years	10.75%
10 Years	4.40%

The Fund’s past performance is not an indication of how the Fund will perform in the future. The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund. The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Shareholder Communication	MD&A–6	January 28, 2008

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2007 can be obtained from the Fund’s website at www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited)— The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2007 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Information to Be Filed in N-CSR Report— The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR. The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR. Form N-CSR includes certain additional items of information to be reported, including Item 2. Code of Ethics, Item 3. Audit Committee Financial Expert, Item 4. Principal Accountant Fees and Services, Item 6. Schedule of Investments, Item 9. Controls and Procedures, Item 10. Submission of Matters to Vote of Security Holders, Item 11. Controls and Procedures, and Item 12. Exhibits. The Fund’s report on Form N-CSR is available, without charge, at the SEC’s web site at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1-800-939-8401.

Respectfully Submitted,

[insert graphic]

Edson L. Bridges III
President and Chief Executive and Investment Officer

This page has been intentionally left blank.

This page has been intentionally left blank.

This page has been intentionally left blank.

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone   402-397-4700
Facsimile     402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
N.P. Dodge, Jr.
John W. Estabrook
Jon D. Hoffmaster
John J. Koraleski
Adam M. Koslosky
Gary L. Petersen
L.B. Thomas
John K. Wilson

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP Attorneys at Law 1500 Woodmen Tower Omaha, Nebraska 68102	Koley Jessen P.C. Attorneys at Law One Pacific Place, Suite 800 1125 South 103 Street Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP 1225 Seventeenth Street, Suite 2300 Denver, Colorado 80202	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

On October 7, 2003, the Fund’s Board of Directors adopted a code of ethics under Section 406 of Sarbanes-Oxley Act (the "Section 406 Code of Ethics"), which applies to the Fund's principal executive and senior financial officers. During the period covered by this report, the Fund has not amended the Section 406 Code of Ethics or granted a waiver from any provision of the Section 406 Code of Ethics to any of its officers who are subject to such code. The Fund will provide copies of its Section 406 Code of Ethics to any person without charge upon written request at the office of the Fund, Attention: Mary Ann Mason, Secretary, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

In addition, since May 1, 1981, the Fund has had a more comprehensive code of ethics which applies to the investment adviser and all of its employees, and intended to comply with Rule 17j-1 under the Investment Company Act of 1940 (the "Rule 17 Code of Ethics"). The Rule 17 Code of Ethics has been amended and restated on several occasions to meet new conditions and regulatory requirements, with the most recent restated version adopted August 16, 2005. A major emphasis of the Rule 17 Code of Ethics is directed towards personal investment trading activities by employees of the investment adviser to the Fund, especially those persons who have access to decisions regarding the purchase and sale of securities by the Fund. The Fund's investment adviser has a compliance officer and a designated individual who monitor adherence by covered persons to the Rule 17 Code of Ethics for both the Fund and the investment adviser.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that the Fund has two audit committee financial experts,” each of whom is “independent,” as each such term is defined in Item 3(b), Form N-CSR. The Fund's audit committee financial experts are Jon D. Hoffmaster and John K. Wilson.

Item 4. Principal Accountant Fees and Services.

The information required by this item is incorporated by reference from the Fund’s definitive proxy statement, filed with the Securities and Exchange Commission in February, 2008.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.
Background Description of Fund Controls and Procedures:  In accordance with SEC Rule 30a-3(a) under the Investment Company Act of 1940 ("1940 Act"), the Fund maintains two separate categories of controls and procedures:  (1) disclosure controls and procedures and (2) internal controls over financial reporting.  This Item 11 of Form N-CSR is to disclose the conclusions of the Fund's certifying officers with respect to the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c)), designed to ensure that information required to be disclosed by the Fund on Form N-CSR and Form N-Q is recorded, processed, summarized and reported in a timely fashion.

The Fund's investment manager has constituted a committee (the "N-CSR Committee"), comprised of internal staff members, including personnel who are responsible for maintaining or providing information for the Form N-CSR or Form N-Q.  The members of the N-CSR Committee are to report to the certifying officers any changes in internal controls for financial statement information or changes in the procedures and practices for information which is used in the Fund shareholder reports and Fund SEC filings.  The N-CSR Committee meets periodically to exchange information, evaluate and assess existing controls and procedures and formally update any reportable changes in Fund controls and procedures.

(a)  Conclusions of Certifying Officers:  The Fund's certifying officers, Chief Executive and Investment Officer and President Edson L. Bridges III, Treasurer and CCO Nancy K. Dodge, and Executive Vice President Brian M. Kirkpatrick, based on their evaluation as of a date within 90 days of the filing date of this Form N-CSR, including an evaluation of those matters set forth in Item 11(b) below, have concluded that the Fund's disclosure controls and procedures are effective.  These conclusions were reached independently by each certifying officer after performing the evaluation required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)  Changes in the Fund's Internal Control over Financial Reporting:  Beginning October 2004, the Fund entered into various agreements, to a significant degree delegating the Fund's operating controls and procedures to USBFS and its affiliates, which are providing the accounting, administrative, distributor, and dividend and transfer agent services.  With respect to the services provided by USBFS and its affiliates, the Fund relies upon the controls and compliance procedures, policies, training and oversight established by USBFS and its affiliates' personnel.  In response to these changes, BIM requested and received a certificate from the USBFS chief compliance officer certifying as to the system of compliance controls of USBFS, and confirmation of no known compliance events related to federal securities laws impacting the Fund for the year ended December 31, 2007.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  See Item 2.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title             /s/ Edson L. Bridges III, President, CEO, CIO
Edson L. Bridges III, President, CEO, CIO

Date          2/26/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Edson L. Bridges III, President, CEO, CIO
  Edson L. Bridges III, President, CEO, CIO
Date         2/26/08

By (Signature and Title)*     /s/  Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date         2/26/08

By (Signature and Title)*      /s/ Nancy K. Dodge
Nancy K. Dodge, Treasurer and CCO

Date         2/26/08

* Print the name and title of each signing officer under his or her signature.